UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2013

TetraLogic Pharmaceuticals Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36208	42-1604756
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

343 Phoenixville Pike
Malvern, PA 19355
(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 17, 2013, the Company’s sixth amended and restated certificate of incorporation, in the form previously filed as Exhibit 3.4 to Pre-Effective Amendment No. 6 to the Company’s Registration Statement on Form S-1 (File No. 333-191811) (the “Registration Statement”), became effective. A description of the Company’s capital stock giving effect to the amendment and restatement of its certificate of incorporation has previously been reported by the Company in its prospectus, dated December 11, 2013, filed with the U.S. Securities and Exchange Commission on December 12, 2013 pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The sixth amended and restated certificate of incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of TetraLogic Pharmaceuticals Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2013	TetraLogic Pharmaceuticals Corporation

	By:	/s/ Pete A. Meyers
		Name:	Pete A. Meyers
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Sixth Amended and Restated Certificate of Incorporation of TetraLogic Pharmaceuticals Corporation